COMMUNITY CAPITAL TRUST

The Community Reinvestment Act

Qualified Investment Fund

(The “Fund”)

CRA Shares (CRAIX)

Institutional Shares (CRANX)

Retail Shares (CRATX)

Supplement dated March 1, 2021

to the

Statement of Additional Information

dated October 1, 2020

IMPORTANT NOTICE REGARDING CHANGE IN INVESTMENT POLICY

The Board of Trustees of Community Capital Trust has approved the following changes with respect to the Fund: (1) a change in the Fund’s name to “CCM Community Impact Bond Fund”; (2) the addition of a policy to invest, under normal circumstances, at least 80% of the Fund’s net assets in bonds as a result of the name change; (3) a change in the Fund’s investment objective to remove the second prong of the objective relating to investments that qualify under the Community Reinvestment Act of 1977, as amended (the “CRA”); (4) a change in the policy pertaining to the Fund’s investments in CRA-qualifying instruments; (5) an increase in the percentage of Fund assets that may be invested in investment grade securities rated in the second or third highest rating categories by at least one Rating Agency (as defined in the prospectus) from 25% to 40% and (6) the removal of the Fund’s non-fundamental restriction on purchasing foreign securities. The name change and the addition of the policy to invest, under normal circumstances, at least 80% of the Fund’s net assets in bonds will become effective immediately. The remaining changes will become effective as of May 1, 2021.

Community Capital Management Inc., the Fund’s investment advisor, believes that the changes described above will have no impact on the ability of the Fund’s investments to cause shares of the Fund to be deemed to be qualified under the CRA, so that financial institutions that are subject to the CRA may receive investment test or similar consideration/credit under the CRA with respect to shares of the Fund held by them.

Revisions to the Fund’s Statement of Additional Information as a result of the changes are described below.

1.	Effective immediately, the Fund’s name will change from The Community Reinvestment Act Qualified Investment Fund to the CCM Community Impact Bond Fund. Accordingly, effective immediately, all references in the Prospectus to “The Community Reinvestment Act Qualified Investment Fund” or the “CRA Fund” are replaced by the “CCM Community Impact Bond Fund.”

2.	Effective May 21, 2021, the first paragraph under the section entitled “INVESTMENT POLICIES AND RESTRICTIONS” is superseded and replaced with the following:

The Fund’s investment objective is to provide a high level of current income consistent with the preservation of capital.

3.	Effective May 1, 2021, the section entitled “INVESTMENT POLICIES AND RESTRICTIONS—Investment Quality” is superseded and replaced with the following:

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Under normal circumstances, the Fund will invest primarily in (1) securities issued or guaranteed as to principal and interest by the U.S. government or by its agencies, instrumentalities or sponsored enterprises (“U.S. Government Securities”) and (2) other securities that have a rating at the time of purchase in the highest category assigned by at least one nationally recognized statistical rating organization (“Rating Agency”), for example AAA by S&P Global Ratings and/or Aaa by Moody’s Investors Service, Inc., or which are deemed by the Fund’s investment adviser to be of comparable quality to securities so rated, or which are credit-enhanced by one or more entities with one of the above credit ratings. The Fund may invest up to 40% of its net assets in investment grade securities that are rated in the second or third highest rating categories by at least one Rating Agency at the time of purchase, or which are deemed by the Fund’s investment adviser to be of comparable quality to securities so rated, or which are credit-enhanced by one or more entities with one of the above credit ratings. U.S. Government Securities are not subject to the foregoing 40% limitation. See Appendix A for more information on the ratings of Ratings Agencies.

4.	Effective May 1, 2021, the following disclosures regarding foreign securities will be added to the section entitled “INVESTMENT POLICIES AND RESTRICTIONS”:

Foreign Securities – Yankee Bonds. The Fund may invest in certain obligations or securities of foreign issuers. In particular, the Fund may invest in Yankee Bonds which are U.S. dollar denominated bonds typically issued in the U.S. by foreign governments and their agencies and foreign banks and corporations. Foreign investments may subject the Fund to investment risks that differ in some respects from those related to investment in obligations of U.S. domestic issuers. Such risks include future adverse political and economic developments, possible seizure, nationalization, or expropriation of foreign investments, less stringent disclosure requirements, the possible establishment of exchange controls or taxation at the source or other taxes, and the adoption of other foreign governmental restrictions.

Additional risks include less publicly available information, less government supervision and regulation of foreign securities exchanges, brokers and issuers, the risk that companies may not be subject to the accounting, auditing and financial reporting standards and requirements of U.S. companies, the risk that foreign securities markets may have less volume and that therefore many securities traded in these markets may be less liquid and their prices more volatile than U.S. securities, and the risk that custodian and brokerage costs may be higher. Foreign issuers of securities or obligations are often subject to accounting treatment and engage in business practices different from those respecting domestic issuers of similar securities or obligations. Foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements than those applicable to domestic branches of U.S. banks. Certain of these investments may subject the Fund to currency fluctuation risks.

5.	Effective May 1, 2021, the following investment restriction under the section entitled “INVESTMENT POLICIES AND RESTRICTIONS – Investment Restrictions” is hereby deleted:

The Fund may not purchase foreign securities.

Please keep this Statement of Additional Information Supplement with your records.

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